Exhibit 10.10
                                                                   -------------


                   CIT Commercial Services         T: 212 382-7000
                   1211 Avenue of the Americas
                   New York, NY 10036


CIT [GRAPHIC OMITTED]                              May 13, 2003


BLUMENTHAL/LANSING COMPANY LLC
1 Palmer Terrace
Carlstadt, NJ 07072

Ladies and Gentlemen:

Reference is made to the Financing Agreement between us dated January 24, 2002, together with any and all amendments, supplements, documents and instruments executed in conjunction therewith (herein the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the meanings specified therein unless otherwise specifically defined herein.

You have advised us you are, or may be, in violation of the covenant set forth in Section IV, Paragraph 4.13 of the Financing Agreement for the fiscal period ending December 31, 2002 by declaring and paying dividends in excess of $300,000.

This letter is to confirm our agreement that, solely with respect to said fiscal period the foregoing violation and/or breach of the Financing Agreement shall not be deemed to be Default and/or Event of Default under the Financing Agreement. On and after the date hereof you shall be in compliance with all of the terms and provisions of the Financing Agreement (including, without limitation, the financial covenants referred to above) as amended hereby.

In addition, effective immediately, Section IV, Paragraph 4.13 of the Financing Agreement shall be, and hereby is, deleted in its entirety and replaced by the following:

     "4.13    You shall not make any distribution of any kind on, or purchase, acquire, redeem or retire, any of your capital stock or equity interest, of any class whatsoever, whether now or hereafter outstanding, except that (a) you and your affiliates, Westwater Industries, LLC and Levcor International, Inc., may, on an aggregate basis, declare and pay dividends in an amount not to exceed $300,000 in the aggregate during any fiscal year, and (b) you may make loans, in the ordinary course of your business and subsequent to the date of this Agreement, to your affiliate Levcor International, Inc., in an amount not to exceed $1,000,000 in the aggregate at any time outstanding, provided further that, you hereby agree that any notes which may be issued to you therefor are hereby pledged to us as collateral security for your Obligations hereunder, and provided further that in any such instance, prior to making any such dividend or loan no Default or Event of Default has occurred hereunder or will arise after giving effect thereto.

In consideration of the preparation of this agreement by our in-house legal department you agree to pay us a Documentation Fee of $135.00. Such fee shall be due and payable in full on the date hereof and may, at our option, be charged to your revolving loan account on the due date thereof. You further agree to pay all Out-of-Pocket Expenses incurred in connection with this Waiver and Amendment Agreement and the transactions contemplated hereby, all of which may (at our option) be charged to your revolving loan account.

Except to the extent set forth herein, no other waiver of, or change in any of the terms, provisions or conditions of the Financing Agreement is intended or implied. This agreement shall not constitute a waiver of any other existing Defaults or Events of Default under the Financing Agreement (whether or not we have knowledge thereof), and shall not constitute a waiver of any future Defaults or Events of Default whatsoever.

If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning the enclosed copy of this letter. In addition, we have asked Levcor International, Inc., Button Fashion, BV, Westwater Industries, LLC and Robert Levinson (the "Guarantors") to sign below to confirm that the foregoing waiver shall not affect, modify or diminish the Guarantors obligations under any instruments of Guaranty and/or any related pledge or security agreements executed in our favor.

                                       Very truly yours,

                                       THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                       By: /s/ ANTHONY MONTEMARANO
                                           -----------------------
                                       Title:  Vice President

Read and Agreed to:

BLUMENTHAL/LANSING COMPANY LLC

By: /s/ ROBERT A. LEVINSON
    ----------------------
Title:  Chairman

Confirmed:

WESTWATER INDUSTRIES, LLC

By: /s/ ROBERT A. LEVINSON
    ----------------------
Title:  Chairman

LEVCOR INTERNATIONAL, INC.

By: /s/ ROBERT A. LEVINSON
    ----------------------
Title:  Chairman, President, CEO.

BUTTON FASHIONS, BV

By: /s/ ROBERT A. LEVINSON
    ----------------------
Title:  Chairman

/s/ ROBERT A. LEVINSON
---------------------------------
Robert A. Levinson, an individual



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